UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)           April 27, 2006
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                     Birner Dental Management Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

             0-23367                          84-1307044
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          File Number)             (IRS Employer Identification No.)

              3801 East Florida Avenue, Suite 508, Denver, CO 80210
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           (Address of Principal Executive Offices)         (Zip Code)

                                 (303) 691-0680
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              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report.)
         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 DFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act   (17 CFR 240.13e-4(c))

Item 8.01         Other Events.


         On April 27, 2006, Birner Dental Management Services, Inc. announced, in the attached press release, a conference call to discuss first quarter 2006 results. The press release is filed as Exhibit 99.1



(c)      Exhibits

Exhibit No.       Description
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99.1              Announcement of conference call

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
                                    a Colorado corporation


Date:  April 27, 2006               By:         /s/ Dennis N. Genty
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                                    Name:       Dennis N. Genty
                                    Title:      Chief Financial Officer